                             OCC ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                              MANAGED BY

                                                  [LOGO]

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                                   MANAGED BY

                                     [LOGO]

                            2000 SEMI-ANNUAL REPORT

The Small Cap Portfolio (the "Portfolio") enjoyed an excellent first half, delivering a total return of 13.3% versus 3.0% for the Russell 2000 Index (the "Russell 2000"). The Russell 2000 is a widely followed benchmark that includes smaller capitalization stocks. Our strong performance reflected a resurgence of small cap value stocks in the second quarter, as well as favorable stock selection.

During the past few months, we have implemented a two-pronged strategy:
1) increase our holdings in lower valuation sectors such as transportation, real estate investment trusts and utilities; 2) increase the Portfolio's weighting in the higher valuation technology sector. We believe our favorable recent results confirm that this strategy has improved performance while reducing risk.

The Portfolio's average annual total return of 7.4% for the twelve months ended June 30, 2000 compared with 14.3% for the Russell 2000. For the three years ended June 30, 2000, the Portfolio's average annual total return was 2.6% versus 10.6% for the Russell 2000. For the five years ended June 30, 2000, the Portfolio provided an average annual total return of 9.8%, compared with 14.3% for the Russell 2000. For the 10 years ended June 30, 2000, the Portfolio's average annual total return of 12.4%* compared with 13.6% for the Russell 2000, and from its inception on August 1, 1988 through June 30, 2000 the Portfolio delivered an average annual total return of 12.1%* versus 12.8% for the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

Our first priority in selecting stocks is to find quality management teams. When small cap value stocks hit bottom in late February and early March 2000, we added to our holdings of each of the five stocks that contributed most to the Portfolio's performance in the first half of the year. In that difficult market environment, it was easier to add to a position where we had confidence in management. Our rationale was that these well-managed companies would lead the market as small cap value stocks recovered, which indeed these companies did in the second quarter.

The five top contributors to the Portfolio for the six months ended June 30, 2000 were:

    - AMERISOURCE (wholesale pharmaceuticals distribution), which doubled in price. The entire price gain occurred in the second quarter, as investor concerns eased regarding the potential threat of the Internet and the company's high level of variable-cost debt in a rising interest rate environment. We reduced our position as the price rose.

    - SHARED MEDICAL (information services for healthcare providers), which was acquired in June by Siemens at a 72% premium to the market.

    - MSC INDUSTRIAL (direct marketing of industrial products), which rose on the basis of improved business growth after the company solved some internal problems. We sold the stock on price strength.

    - PRECISION CASTPARTS (aerospace supplier), which rebounded on improving earnings prospects. We maintained our position.

    - TETRA TECH (management consulting and technical services), which advanced as internal growth reaccelerated. We sold.

The five stocks that detracted most from performance during the first half of the year were:

    - DEL MONTE FOODS (consumer food products), a well-managed company that suffered a revenue and earnings decline due to post-Year 2000 inventory draw-downs. We added to our position on price weakness.

    - WALLACE COMPUTER (business forms, labels, commercial printing and related products and services), which experienced operational problems and top management changes. We lost confidence and sold.

    - POLICY MANAGEMENT (software and electronic commerce), which suffered from post-Year 2000 weakening of software sales and a rapid move from a licensing to an ASP (application service provider) model. We sold.

    - DELTEK SYSTEMS (software), which struggled somewhat with a post-Year 2000 slowdown of software sales and slower-than-expected adoption of new products. We maintained our position.

    - E.W. BLANCH (insurance brokerage and risk management), which experienced an earnings disappointment and the resignation of a senior officer. We sold.

During the second quarter, in implementing our two-pronged strategy, we established new positions in transportation companies Alaska AirGroup (airlines), Kirby (marine transportation) and Midwest Express (airlines); real estate investment trusts Brandywine Realty Trust (commercial and industrial properties), Capital Automotive REIT (ownership of auto dealer real estate) and Gables Residential Trust (apartments); and utilities Atmos Energy, IDACORP and Piedmont Natural Gas. New tech holdings included CTS (electronic components), GenRad (testing equipment for electronics manufacturers) and SBS Technologies (computer components and other technology products).

At June 30, 2000, net assets were allocated 98.9% to common stock and 2.1% to short-term investments. Our five largest equity positions were AmeriSource Health, a wholesale pharmaceuticals distributor, representing 4.8% of the Portfolio's net assets; Dentsply International, which provides equipment and consumables to dentists, 3.7% of net assets; Teleflex, which supplies engineered products and services for the automotive, marine, industrial, medical and aerospace markets, 3.5% of net assets; RenaissanceRe Holdings, a Bermuda-based insurance company, 3.3% of net assets; and G&K Services, which rents uniforms, 3.3% of net assets.

Major industry positions were in the manufacturing sector, representing 9.5% of the Portfolio's net assets; drugs & medical products, 8.4% of net assets; electronics, 7.1% of net assets; oil/gas, 7.1% of net assets; and insurance, 6.5% of net assets.

The Portfolio is "truly small, truly value." At the end of June, the weighted average capitalization of the companies we own was $810 million, below the average of $930 million for the Russell 2000. Our companies trade less expensively than the market, with an average price to trailing twelve month earnings of 13.0x versus 26.9x for the Russell 2000. However, they have superior business characteristics, reflected in their 18.7% five-year average return on equity, compared with 13.9% for the Russell 2000 stocks. We believe this combination of inexpensive valuations and superior business fundamentals helps control risk and provides opportunities for investment profit.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK -- 98.9%
                        AEROSPACE -- 6.0%
        59,200          Alliant Techsystems, Inc.*..................................  $ 3,992,300
       157,800          Teleflex, Inc...............................................    5,641,350
                                                                                      -----------
                                                                                        9,633,650
                                                                                      -----------

                        AIRLINES -- 1.6%
        49,500          Alaska AirGroup, Inc.*......................................    1,342,688
        58,200          Midwest Express Holdings, Inc.*.............................    1,251,300
                                                                                      -----------
                                                                                        2,593,988
                                                                                      -----------

                        BANKING -- 1.3%
        49,000          Wilmington Trust Corp.......................................    2,094,750
                                                                                      -----------

                        CHEMICALS -- 2.9%
       103,300          Cambrex Corp................................................    4,648,500
                                                                                      -----------

                        COMMERCIAL SERVICES -- 2.4%
        51,800          Chemed Corp.................................................    1,460,112
        80,500          Prepaid Legal Services, Inc.................................    2,404,937
                                                                                      -----------
                                                                                        3,865,049
                                                                                      -----------

                        COMPUTERS/COMPUTER SERVICES -- 4.4%
       202,400          Analysts International Corp.................................    1,884,850
       585,700          Genrad, Inc.*...............................................    5,271,300
                                                                                      -----------
                                                                                        7,156,150
                                                                                      -----------

                        CONSULTING SERVICES -- 2.0%
       143,100          MAXIMUS, Inc.*..............................................    3,166,088
                                                                                      -----------

                        DATA PROCESSING -- 0.7%
       206,300          Deltek Systems, Inc.*.......................................    1,218,459
                                                                                      -----------

                        DRUGS & MEDICAL PRODUCTS -- 8.4%
       247,300          Amerisource Health Corp.....................................    7,666,300
       193,000          Dentsply International, Inc.................................    5,946,813
                                                                                      -----------
                                                                                       13,613,113
                                                                                      -----------

                        ELECTRONICS -- 7.1%
       176,900          Baldor Electronic, Co.......................................    3,294,763
        46,100          CTS Corp.*..................................................    2,074,500
       104,200          General Semiconductor, Inc.*................................    1,536,950
       184,000          Pioneer Standard Electronics, Inc...........................    2,714,000
       137,600          UCAR International, Inc.*...................................    1,797,400
                                                                                      -----------
                                                                                       11,417,613
                                                                                      -----------

                        ENERGY -- 1.4%
        70,400          IDACORP, Inc................................................    2,270,400
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK (CONTINUED)
                        FINANCIAL SERVICES -- 2.0%
       134,400          Allied Capital Corp.........................................  $ 2,284,800
        60,000          American Financial Holdings, Inc............................      952,500
                                                                                      -----------
                                                                                        3,237,300
                                                                                      -----------
                        FOOD SERVICES -- 3.5%
       357,800          Del Monte Foods Co.*........................................    2,437,513
       100,800          Performance Food Group Co.*.................................    3,225,600
                                                                                      -----------
                                                                                        5,663,113
                                                                                      -----------

                        HEALTH & HOSPITALS -- 6.0%
        99,800          Corvel Corp.*...............................................    2,463,813
        39,300          Express Scripts, Inc.*......................................    2,441,512
        95,200          First Health Group Corp.*...................................    3,123,750
        32,300          Trigon Healthcare, Inc.*....................................    1,665,469
                                                                                      -----------
                                                                                        9,694,544
                                                                                      -----------

                        INDUSTRIAL MATERIALS -- 3.1%
       122,000          SPS Technologies, Inc.*.....................................    5,009,625
                                                                                      -----------

                        INSURANCE -- 6.5%
       139,600          Annuity & Life Re Holdings Ltd..............................    3,420,200
       122,700          RenaissanceRe Holdings Ltd..................................    5,345,119
       114,145          Trenwick Group, Inc. .......................................    1,662,236
                                                                                      -----------
                                                                                       10,427,555
                                                                                      -----------

                        INVESTMENT COMPANY -- 1.7%
       118,000          American Capital Strategies, Ltd............................    2,817,250
                                                                                      -----------

                        MACHINERY/ENGINEERING -- 5.4%
        92,254          Albany International Corp...................................    1,337,683
       166,900          Kaydon Corp.................................................    3,504,900
       193,000          Lindsay Manufacturing Co....................................    3,787,625
                                                                                      -----------
                                                                                        8,630,208
                                                                                      -----------

                        MANUFACTURING -- 9.5%
       115,900          Belden, Inc.................................................    2,969,937
        82,900          Carlisle Cos., Inc..........................................    3,730,500
        93,600          Precision Castparts Corp....................................    4,235,400
       170,200          Roper Industries, Inc.......................................    4,361,375
                                                                                      -----------
                                                                                       15,297,212
                                                                                      -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONCLUDED)

       SHARES                                                                            VALUE
       ------                                                                         -----------
                        COMMON STOCK--(CONCLUDED)
                        OIL/GAS -- 7.1%
       205,800          Atmos Energy Corp...........................................  $ 3,601,500
       117,700          Cabot Oil & Gas Corp., Class A..............................    2,493,769
        82,500          Piedmont Natural Gas Company, Inc...........................    2,191,406
        73,600          St. Mary Land & Exploration Co..............................    3,095,800
                                                                                      -----------
                                                                                       11,382,475
                                                                                      -----------

                        REAL ESTATE -- 4.6%
       130,800          Brandywine Realty Trust.....................................    2,501,550
       171,800          Capital Automotive REIT.....................................    2,426,675
        97,600          Gables Residential Trust....................................    2,513,200
                                                                                      -----------
                                                                                        7,441,425
                                                                                      -----------

                        RETAIL -- 1.5%
        65,400          Zale Corp.*.................................................    2,387,100
                                                                                      -----------

                        TECHNOLOGY -- 4.3%
        45,300          Harman International Industries, Inc........................    2,763,300
       111,600          SBS Technologies, Inc.*.....................................    4,122,225
                                                                                      -----------
                                                                                        6,885,525
                                                                                      -----------

                        TEXTILES/APPAREL -- 3.3%
       210,800          G & K Services, Inc.........................................    5,283,175
                                                                                      -----------

                        TRANSPORTATION -- 2.2%
       211,650          Interpool, Inc..............................................    2,063,587
        68,800          Kirby Corp.*................................................    1,462,000
                                                                                      -----------
                                                                                        3,525,587
                                                                                      -----------

                        Total Common Stock (cost-$148,379,022)......................  159,359,854
                                                                                      -----------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
       $3,432           U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 2.1%
                        Federal Home Loan Bank, 6.57%, 7/3/00
                        (amortized cost-$3,430,747)..........................................          3,430,747
                                                                                                    ------------

                        Total Investments (cost-$151,809,769)......................    101.0%        162,790,601
                        Liabilities in excess of other assets......................     (1.0)         (1,615,972)
                                                                                      ------        ------------
                        Net Assets.................................................    100.0%       $161,174,629
                                                                                      ======        ============

------------------------------

* Non-income producing security

REIT - Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost - $151,809,769).................  $162,790,601
Cash........................................................         1,975
Receivable for investments sold.............................       402,835
Receivable for shares of beneficial interest sold...........        45,173
Dividends receivable........................................        81,265
Prepaid expenses............................................         2,237
                                                              ------------
  Total Assets..............................................   163,324,086
                                                              ------------
LIABILITIES:
Payable for investments purchased...........................     1,569,268
Payable for shares of beneficial interest redeemed..........       413,718
Investment advisory fee payable.............................       107,583
Trustees' retirement plan payable...........................        14,583
Accrued expenses............................................        44,305
                                                              ------------
  Total Liabilities.........................................     2,149,457
                                                              ------------
    Net Assets..............................................  $161,174,629
                                                              ============
COMPOSITION OF NET ASSETS:
Beneficial interest of shares of $0.01 par value (unlimited
  number authorized)........................................  $     63,613
Paid-in-capital in excess of par............................   151,406,879
Accumulated undistributed net investment income.............       465,283
Accumulated net realized loss on investments................    (1,741,978)
Net unrealized appreciation of investments..................    10,980,832
                                                              ------------
    Net Assets..............................................  $161,174,629
                                                              ============
Shares outstanding..........................................     6,361,308
                                                              ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $25.34
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

INVESTMENT INCOME:
  Dividends.................................................  $   744,391
  Interest..................................................      408,922
                                                              -----------
    Total investment income.................................    1,153,313
                                                              -----------
EXPENSES:
  Investment advisory fees..................................      601,437
  Custodian fees............................................       21,501
  Audit and tax service fees................................       10,875
  Reports to shareholders...................................        9,550
  Trustees' fees and expenses...............................        8,628
  Legal fees................................................        6,861
  Transfer agent fees.......................................        6,298
  Insurance expense.........................................        1,502
  Miscellaneous.............................................        6,897
                                                              -----------
    Total expenses..........................................      673,549
    Less: expense offset....................................         (421)
                                                              -----------
      Net expenses..........................................      673,128
                                                              -----------
      Net investment income.................................      480,185
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments..........................    4,216,673
  Net change in unrealized appreciation/depreciation of
    investments.............................................   14,133,938
                                                              -----------
      Net realized and unrealized gain on investments.......   18,350,611
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $18,830,796
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2000      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1999
                                                              -------------   -----------------
OPERATIONS:
Net investment income.......................................  $    480,185      $    917,419
Net realized gain (loss) on investments.....................     4,216,673        (4,521,338)
Net change in unrealized appreciation/depreciation of
  investments...............................................    14,133,938           723,406
                                                              ------------      ------------
    Net increase (decrease) in net assets resulting from
      operations............................................    18,830,796        (2,880,513)
                                                              ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.......................................      (932,313)         (978,623)
                                                              ------------      ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    25,487,276        45,603,776
Reinvestment of dividends and distributions.................       932,313           978,623
Cost of shares redeemed.....................................   (34,433,322)      (46,939,318)
                                                              ------------      ------------
    Net decrease in net assets from share transactions......    (8,013,733)         (356,919)
                                                              ------------      ------------
      Total increase (decrease) in net assets...............     9,884,750        (4,216,055)
NET ASSETS
Beginning of year...........................................   151,289,879       155,505,934
                                                              ------------      ------------
End of period (including undistributed net investment income
  of $465,283 and $917,411, respectively)...................  $161,174,629      $151,289,879
                                                              ============      ============
SHARES ISSUED AND REDEEMED
Issued......................................................     1,098,500         2,052,691
Issued in reinvestment of dividends and distributions.......        43,998            47,049
Redeemed....................................................    (1,499,961)       (2,112,375)
                                                              ------------      ------------
  Net decrease..............................................      (357,463)          (12,635)
                                                              ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                              SIX MONTHS
                                                 ENDED                              YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2000      ----------------------------------------------------------------
                                              (UNAUDITED)         1999          1998          1997          1996          1995
                                             -------------      --------      --------      --------      --------      --------
Net asset value, beginning of year....           $22.52           $23.10        $26.37        $22.61       $19.91        $17.38
                                               --------         --------      --------      --------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............             0.08             0.14          0.14          0.08         0.14          0.26
  Net realized and unrealized gain
    (loss)
    on investments....................             2.88            (0.57)        (2.38)         4.73         3.45          2.37
                                               --------         --------      --------      --------      -------       -------
      Total income (loss) from
        investment operations.........             2.96            (0.43)        (2.24)         4.81         3.59          2.63
                                               --------         --------      --------      --------      -------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................            (0.14)           (0.15)        (0.09)        (0.13)       (0.25)        (0.05)
Net realized gains....................               --               --         (0.94)        (0.92)       (0.64)        (0.05)
                                               --------         --------      --------      --------      -------       -------
      Total dividends and
        distributions to
        shareholders..................            (0.14)           (0.15)        (1.03)        (1.05)       (0.89)        (0.10)
                                               --------         --------      --------      --------      -------       -------
Net asset value, end of period........           $25.34           $22.52        $23.10        $26.37       $22.61        $19.91
                                               ========         ========      ========      ========      =======       =======
TOTAL RETURN (1)......................             13.3%            (1.8)%        (9.0)%        22.2%        18.7%         15.2%
                                               ========         ========      ========      ========      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).....         $161,175         $151,290      $155,506      $110,565      $34,257       $16,004
Ratio of expenses to average net
  assets (2)..........................             0.90%(4)         0.89%         0.88%         0.97%        0.93%(3)      0.74%(3)
Ratio of net investment income to
  average net assets..................             0.64%(4)         0.61%         0.72%         0.64%        1.03%(3)      1.75%(3)
Portfolio Turnover....................               61%              99%           51%           68%          50%           69%

------------------------------

(1) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal years indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income to average net assets would have been 1.01% and 0.95%, respectively, for the year ended December 31, 1996, and 0.99% and 1.50%, respectively, for the year ended December 31, 1995.

(4) Annualized

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statement and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES --CONTINUED accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the six months ended June 30, 2000, the Portfolio accrued $6,432 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2000 was $151,809,769. Accordingly, net unrealized appreciation of investments of $10,980,832 was composed of gross appreciation of $22,243,904 for those investments having an excess of value over cost and gross depreciation of $11,263,072 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of investment securities, other than short-term securities, aggregated $93,480,046 and $86,131,434, respectively.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                            (UNAUDITED) (CONCLUDED)

(4) ACQUISITION OF INVESTMENT ADVISER

On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with OpCap Advisors. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with OpCap Advisors to become effective upon the closing of the Implementation Agreement.

(5) SPECIAL MEETING OF SHAREHOLDERS

The Portfolio held a special meeting of shareholders on March 3, 2000. Shareholders voted to: 1) approve a new investment advisory agreement between OpCap Advisors and the Portfolio; 2) elect V. Lee Barnes, Paul Y. Clinton, Thomas W. Courtney, Lacy B. Herrmann, Joseph M. La Motta and Theodore Mason as Trustees of the Portfolio; and, 3) ratifiy the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

The resulting vote count for each proposal is indicated below.

                                                                                       WITHHHOLD
                                                              AFFIRMATIVE   AGAINST    AUTHORITY
                                                              -----------   --------   ---------
1. Approval of new Investment Advisory Agreement between
  OpCap Advisors and the Portfolio:.........................   6,221,270    131,221     276,448

2. Election of Trustees:
  V. Lee Barnes.............................................   6,390,921         --     238,018
  Paul Y. Clinton...........................................   6,387,959         --     240,980
  Thomas W. Courtney........................................   6,389,752         --     239,187
  Lacy B. Herrmann..........................................   6,388,764         --     240,175
  Joseph M. La Motta........................................   6,380,221         --     248,718
  Theodore T. Mason.........................................   6,388,640         --     240,299

3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Portfolio's independent accountants for the fiscal
  year
  ending December 31, 2000..................................  6,317,785    42,382    268,772

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Susan A. Murphy                                       President
Joseph M. LaMotta                                     Trustee & Chairman
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Steven Calabria                                       Vice President
Bernard H. Garil                                      Vice President
Jeffrey J. Hughes                                     Vice President
Eric V. Retzlaff                                      Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
John C. Giusio, Jr.                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis Goldstein                                       Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Hanges                                          Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Brian S. Shlissel                                     Treasurer
Elliot M. Weiss                                       Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.